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                                                                   EXHIBIT 10.33

                                BWAY CORPORATION
                                  $100,000,000
                   10 1/4% Senior Subordinated Notes due 2007


                               PURCHASE AGREEMENT
                               ------------------



                                                                   April 8, 1997


BT SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
NATIONSBANC CAPITAL MARKETS, INC.
BANKERS TRUST INTERNATIONAL PLC
c/o BT Securities Corporation
  One Bankers Trust Plaza
  130 Liberty Street
  New York, New York  10006

Ladies and Gentlemen:

          BWAY CORPORATION, a Delaware corporation (the "Issuer"), hereby confirms its agreement with you (the "Initial Purchasers") as set forth below.

          1. The Securities. Subject to the terms and conditions herein contained, the Issuer proposes to issue and sell to the Initial Purchasers $100,000,000 aggregate principal amount of its 10 1/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be guaranteed (collectively, the "Guarantees") on a senior subordinated basis by each of the Issuer's Subsidiaries listed on the signature pages hereof (collectively, and together with any subsidiary that in the future executes a supplemental indenture pursuant to which such subsidiary agrees to guarantee the Notes, the "Subsidiary Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities". The Securities are to be issued under an indenture (the "Indenture") to be dated as of April 11, 1997 by and among the Issuer, the Subsidiary Guarantors and Harris Trust and Savings Bank, as Trustee (the "Trustee").

          The Securities are being offered in connection with the Issuer's refinancing of existing indebtedness primarily incurred under its senior revolving credit facility dated June 17, 1996 (the "Credit Agreement").

          The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.
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                                      -2-

          In connection with the sale of the Securities, the Issuer has prepared a preliminary offering memorandum dated March 21, 1997 (the "Preliminary Memorandum"), and a final offering memorandum dated April 8, 1997 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Credit Agreement, a description of the Issuer and the Subsidiary Guarantors and any material development relating to the Issuer and the Subsidiary Guarantors occurring after the date of the most recent historical financial statements included therein.

          The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement to be dated as of the Closing Date (as defined) (the "Registration Rights Agreement"), pursuant to which the Issuer and the Subsidiary Guarantors will agree, among other things, to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement"), relating to Senior Subordinated Notes due 2007 of the Issuer (the "Exchange Notes") to be offered in exchange (the "Exchange Offer") for the Notes, and (ii) as and only to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements"), relating to the resale by certain holders of the Notes, and to use its best efforts to cause (A) the Exchange Offer Registration Statement to be declared effective and (B) as and only to the extent required, the Shelf Registration Statement to be declared effective. This Purchase Agreement (this "Agreement"), the Notes, the Guarantees, the Exchange Notes, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

          2. Representations and Warranties. The Issuer and each of the Subsidiary Guarantors, jointly and severally, represents and warrants to and agrees with each of the Initial Purchasers that:

          (a) Neither the Preliminary Memorandum as of its date nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Issuer in writing by the Initial Purchasers expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

          (b) As of the dates set forth therein, the Company had the authorized, issued and outstanding capitalization as set forth in the Final Memorandum; all of the shares of capital stock of each of the Company and each of its subsidiaries (each, a "Subsidiary" and collectively, the "Subsidiaries") have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and except as set forth in the Final Memorandum or in the Company's publicly filed documents (and employee or director stock options granted in the ordinary course of business since the dates of such documents), there were no material (i) options, warrants or other rights to purchase, (ii) agreements or other obligations of the Issuer to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Issuer or any of the Subsidiaries outstanding. Except for the Issuer's interests in its Subsidiaries, certain Subsidiaries' interests in other Subsidiaries and as disclosed in the Final Memorandum, neither the Issuer nor any of the Subsidiaries owns, directly or indirectly, any material amount of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity (other than Material Management, Inc.'s joint venture interest in Tinplate Alliance, L.L.C.).

          (c) Each of the Issuer and the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Issuer and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the Issuer and the Subsidiaries taken as a whole (any such event, a "Material Adverse Effect").

          (d) Each of the Issuer and the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without
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                                      -4-

limitation, the power and authority to issue, sell and deliver the Securities as contemplated by this Agreement.

          (e) This Agreement has been duly and validly authorized, executed and delivered by the Issuer and each of the Subsidiary Guarantors.

          (f) The Indenture has been duly and validly authorized by the Issuer and the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms (assuming the due execution and delivery thereof by the Trustee), will be the legally valid and binding agreement of each of the Issuer and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by the discretion of the court before which any proceeding therefor may be brought.

          (g) The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Issuer pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by the discretion of the court before which any proceeding therefor may be brought.

          (h) The Exchange Notes have been duly and validly authorized for issuance by the Issuer and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by the discretion of the court before which any proceeding therefor may be brought.

          (i) The Guarantees have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Subsidiary Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by the discretion of the court before which any proceeding therefor may be brought.

          (j) The Registration Rights Agreement has been duly authorized by the Issuer and the Subsidiary Guarantors and, when duly executed and delivered by the Issuer and the Subsidiary Guarantors (assuming the due execution and delivery thereof by you), will be the legally valid and binding obligation of the Issuer and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification and contribution, by principles of public policy or federal or state securities laws relating thereto.

          (k) No consent, waiver, approval, authorization or order of or filing, registration, qualification, license or permit of or with any court or governmental agency or body, or third party is required to be obtained (i) by the Issuer for the issuance and sale by the Issuer of the Notes to the Initial Purchasers or the consummation by the Issuer of each of the other transactions contemplated hereby or by any of the other Operative Documents and (ii) by the Subsidiary Guarantors for the issuance by the Subsidiary Guarantors of the Guarantees or the consummation by the Subsidiary Guarantors of the other transactions contemplated hereby or by any of the Operative Documents, except, in each case, such as have been or, prior to the Closing Date, will be obtained and such as may be required under applicable state securities or "Blue Sky" laws in connection with the purchase and resale of the Securities by the Initial Purchasers and as may be required in connection with the Exchange Offer and the other transactions contemplated by the Registration Rights Agreement under the Act, the Exchange Act, the TIA and the

Securities or Blue Sky laws of the various states (and the rules and regulations thereunder). None of the Issuer or any of the Subsidiaries is (A) in violation of its charter or bylaws (or similar organizational document), (B) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (C) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

          (l) The execution, delivery and performance by the Issuer and the Subsidiary Guarantors of this Agreement and each of the other Operative Documents (to the extent a party thereto) and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers and the issuance of the Exchange Notes in the Exchange Offer) do not and will not (A) conflict with or constitute or result in a breach of or a default under (or constitute an event which with notice or passage of time or both would constitute a default under) or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien (as defined) on any properties or assets of the Issuer or any Subsidiary with respect to the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (B) violate or conflict with the charter or bylaws (or similar organizational document) of the Issuer or any of the Subsidiaries, or (C) conflict with (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Issuer or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

          (m) Deloitte & Touche LLP, Independent Auditors, who are reporting on the audited financial statements of the Issuer in the Final Memorandum, are independent public accountants within the meaning of the Act. The audited financial statements of the Issuer and related notes thereto included in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum) present fairly in all material respects the financial position of the Issuer as of the dates indicated and the results of its respective operations and the changes in the financial position for the periods specified, in accordance with United States generally accepted accounting principles ("GAAP") consistently applied throughout such periods, except as otherwise stated therein. The summary and selected financial and statistical data included in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as stated therein.

          (n) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum)
(i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum) are reasonable.

          (o) Other than as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum), there is not pending or, to the knowledge of the Issuer, threatened any action, suit, proceeding, inquiry or investigation to which the Issuer or any of the Subsidiaries is a party, or to which the property or assets of the Issuer or any of the Subsidiaries is subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Issuer or any such Subsidiary, as the case may be, would, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Operative Documents.

          (p) Each of the Issuer and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made or will have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum) ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Issuer nor any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

          (q) Since the respective dates as of which information is given in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum), except as described therein there has been no material adverse change, or any fact known to the Issuer which could reasonably be expected to result in a material adverse change, in the business, condition (financial or other), prospects or results of operations of the Issuer and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business or any loss of, or damage to, properties (whether or not insured) which could reasonably be expected to affect materially and adversely the business, prospects, properties, assets, earnings, operations, condition (financial or other) or results of operations of the Issuer and its Subsidiaries taken as a whole. Since the date of the latest balance sheet presented in the Final Memorandum (or, if the Final Memorandum is not in existence, the Preliminary Memorandum), except as expressly disclosed therein, neither the Issuer nor any of its Subsidiaries has (i) incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Issuer and its Subsidiaries taken as a whole, (ii) entered into any material transaction not in the ordinary course of business and consistent with past practice or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares in excess of 25,000 shares of its capital stock.

          (r) Each of the Issuer and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon except as to taxes being contested in good faith, or where the failure to pay any such taxes would not, individually or in the aggregate, have a Material Adverse Effect; and other than tax deficiencies which the Issuer or any of the Subsidiaries is contesting in good faith and for which the Issuer or such Subsidiary has provided adequate reserves in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Issuer or any Subsidiary that would have, individually or in the aggregate, a Material Adverse Effect.

          (s) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuer believes to be reliable and accurate.
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          (t) Neither the Issuer nor any of the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

          (u) Each of the Issuer and each of its Subsidiaries has good and marketable title to all the properties and good title to all the assets reflected as owned in the financial statements (or elsewhere) in the Final Memorandum subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statement or (ii) those which would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Issuer and its Subsidiaries holds its leased properties under valid, subsisting and enforceable leases, with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Final Memorandum, the Issuer and each of its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted. The Issuer and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Final Memorandum, and neither the Issuer nor any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

          (v) There are no legal or governmental proceedings involving or affecting the Issuer or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not so described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not so described in the Final Memorandum.

          (w) Except as described in the Final Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Issuer and the Subsidiaries is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below).

          For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (x) Except as described in the Final Memorandum, there is no strike, slowdown or work stoppage with the employees of the Issuer or the Subsidiaries which is pending or, to the knowledge of the Issuer and the Subsidiaries, as the case may be, threatened that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (y) Each of the Issuer and the Subsidiaries carries insurance including self-insurance in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

          (z) Each of the Issuer and the Subsidiaries maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (aa) Neither the Issuer nor any of the Subsidiaries is or will be upon consummation of the transactions contemplated hereby an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (bb) The Notes, the Guarantees, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum.

          (cc) No holder of securities of the Issuer or any Subsidiary Guarantor will be entitled to have such securities registered under the Registration Statements required to be filed by the Issuer and the Subsidiary Guarantors pursuant to the Registration Rights Agreement, other than as expressly permitted thereby.

          (dd) Immediately after the consummation of the transactions contemplated by this Agreement and the Indenture, the present fair value of the assets of each of the Issuer and its

"significant subsidiaries" (as defined in Rule 1.02(v) of Regulation S-X under the Securities Act) will exceed the sum of its stated liabilities and identified contingent liabilities (after giving effect, in the case of each of the Subsidiary Guarantors, to the limitations contained in such Subsidiary Guarantor's Guarantee); neither the Issuer nor any of the Subsidiary Guarantors (each on a consolidated basis) is, or will be, after giving effect to the execution, delivery and performance of the Notes, the Guarantees, this Agreement and the Indenture, and the consummation of the transactions contemplated hereby and thereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

          (ee) Neither the Issuer nor the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (ff) When the Securities are delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer or any Subsidiary Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (gg) Neither the Issuer nor the Subsidiaries, any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) or any person acting on any of their behalf (other than the Initial Purchasers as to which the Issuer and the Subsidiaries make no representation) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Securities; the Issuer and its respective Affiliates and any person acting on any of their behalf (other than the Initial Purchasers as to which the Issuer and the Subsidiaries make no representation) have complied with the offering restrictions requirement of Regulation S.

          (hh) Assuming that the representations and warranties of the Initial Purchasers contained in Section 8 are true and correct, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the reoffer and resale by the Initial Purchasers in the manner contemplated by
Section 8 of this Agreement to register the Securities under the Act or to qualify the Indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended (the "TIA").

          Any certificate signed by any officer of the Issuer or any Subsidiary Guarantor and delivered to any Initial Purchaser or to counsel for the Initial Purchasers pursuant to Section 7 of this Agreement shall be deemed a representation and warranty by the Issuer or such Subsidiary Guarantor, as the case may be, to each Initial Purchaser as to the matters covered thereby.

          3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuer and the Subsidiary Guarantors agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Notes (including the related Guarantees) in the respective amounts set forth opposite their respective names on Schedule I attached hereto at 97.0% of their principal amount. One or more certificates in definitive form for the Notes and Guarantees that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Issuer at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuer to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds) to such account or accounts as the Issuer shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 9:00 A.M., Chicago time, on April 11, 1997, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuer, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Issuer will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of BT Securities Corporation in New York, New York, or at such other place as BT Securities Corporation may designate, at least 24 hours prior to the Closing Date.

          4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

          5. Covenants of the Issuer and the Subsidiary Guarantors. The Issuer and the Subsidiary Guarantors covenant and agree with each of the Initial Purchasers that:

          (a) The Issuer will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent, which consent shall not unreasonably be withheld. The Issuer will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any reasonable amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

          (b) The Issuer and the Subsidiary Guarantors will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Issuer and the Subsidiary Guarantors shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (c) If, at any time prior to the initial resale by the Initial Purchasers of the Securities or the Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Issuer will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Issuer, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

          (d) The Issuer will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

          (e) The Issuer will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

          (f) For so long as any of the Securities remain outstanding, the Issuer will furnish pursuant to the Indenture copies of all reports and other communications (financial or otherwise) to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Issuer with the Commission or any national securities exchange on which any class of securities of the Issuer may be listed.

          (g) None of the Issuer, the Subsidiary Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

          (h) Neither the Issuer nor any Subsidiary Guarantor will, nor will the Issuer permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (i) For so long as any of the Securities remain outstanding, the Issuer will make available, upon request, to any holder of such Securities and any prospective purchasers thereof, the information specified in Rule 144A(d)(4) under the Act (at no cost to such holder), unless the Company is then subject to
Section 13 or 15(d) of the Exchange Act.

          (j) The Issuer and the Subsidiary Guarantors will use their best efforts to (i) assist the Initial Purchasers in permitting the Securities to be designated for trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") of the NASD and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          6. Expenses. The Issuer agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuer, (iv) preparation

(including printing), issuance and delivery to the Initial Purchasers of the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee including reasonable fees and expenses of its counsel,
(viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Issuer or the Subsidiary Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuer agrees to promptly reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including the reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

          7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Kirkland & Ellis, counsel for the Issuer and the Subsidiary Guarantors, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

          (i) The Issuer is a corporation existing and in good standing under the General Corporation Law of the State of Delaware. Each Subsidiary Guarantor is a corporation existing and in good standing under the General Corporation Law of the State of Delaware. Each of the Issuer and each Subsidiary Guarantor is qualified as foreign corporation in good standing in each of the jurisdictions set forth on a Schedule to such counsel's opinion.

          (ii) As of December 31, 1996, the Issuer had the authorized equity capitalization set forth in the Final Memorandum under Capitalization. To such counsel's actual knowledge, there are no (A) options, warrants or other rights to purchase,
     (B) agreements or other obligations of the Issuer or any Subsidiary Guarantor to issue or (C) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in any of the Subsidiaries outstanding.

          (iii) Each of the Issuer and each Subsidiary Guarantor has the corporate power to enter into and perform its obligations under the Operative Agreements to which it is a party, including without limitation the corporate power to issue, sell and deliver the Notes and the Guarantees, respectively, as contemplated by the Purchase Agreement.

          (iv) The Issuer's Board of Directors has adopted by requisite vote the resolutions necessary to authorize the Issuer's execution, delivery and performance of the Operative Agreements to which it is a party and the Pricing Committee appointed by the Issuer's Board of Directors to act with respect to this Agreement has approved by requisite vote the price and interest rate set forth therein. Each Subsidiary Guarantor's Board of Directors has adopted by requisite vote the resolutions necessary to authorize such Subsidiary Guarantor's execution, delivery and performance of the Operative Agreements to which it is a party.

          (v) Each of the Issuer and each Subsidiary Guarantor has duly executed and delivered this Agreement, the Indenture and the Registration Rights Agreement.

          (vi) Each of this Agreement, the Indenture and the Registration Rights Agreement is a valid and binding obligation of each of the Issuer and each Subsidiary Guarantor and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is enforceable against each of the Issuer and each Subsidiary Guarantor in accordance with its terms.

          (vii) The Notes have been duly executed and delivered by the Issuer and, when paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and binding obligations of the Issuer, entitled to the benefits of the Indenture, and enforceable against the Issuer in accordance with their terms.

          (viii) The Guarantees have been duly executed and delivered by each of the Subsidiary Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the valid and binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

          (ix) When the Exchange Notes have been duly executed and delivered by the Issuer in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes by the Trustee in accordance with the Indenture), the Exchange Notes will constitute the valid and binding obligations of the Issuer, entitled to the benefits of the Indenture, and enforceable against the Issuer in accordance with their terms.

          (x) The statements in the Final Memorandum under the headings "Description of Notes," "Description of Credit Agreement" and "Exchange Offer and Registration Rights," insofar as such statements purport to summarize certain provisions of the Indenture, the Notes, the Guarantees, the Registration Rights Agreement and the Credit Agreement and subject to the limitations contained in such statements, provide a fair and accurate summary in all material respects of such provisions of such agreements.

          (xi) The execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture, and the consummation of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the certificate of incorporation or bylaws of the Issuer or any Subsidiary Guarantor, (ii) any statute or governmental rule or regulation which, in the experience of such counsel, is normally applicable both to general business corporations that are not engaged in regulated business activities and to transactions of the type contemplated by the Final Memorandum (but without such counsel having made any special investigation as to other laws and provided that such counsel need express no opinion with respect to (a) any laws, rules or regulations to which the Issuer or any Subsidiary Guarantor may be subject as a result of any of the Initial Purchasers' legal or regulatory status or the involvement of any of the Initial Purchasers in such transactions or
     (b) any laws, rules or regulations relating to disclosure, misrepresentations or fraud), (iii) the terms or provisions of any contract set forth on a Schedule to such counsel's opinion attached hereto, except (in the case of clauses (ii) and (iii) above) for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse
     Effect.

          (xii) To the actual knowledge of such counsel, no consent, waiver, approval, authorization or order of any court or governmental authority is required for the issuance and sale by the Issuer and the Subsidiary Guarantors of the Securities to the Initial Purchasers or the consummation by the Issuer and the Subsidiary Guarantors of the other transactions contemplated by the Operative Agreements, except such as may be required under the Act, the Exchange Act, the TIA and the security or Blue Sky laws of the various states (and the rules and regulations thereunder), as to which such counsel need express no opinion in this paragraph.

          (xiii) To the actual knowledge of such counsel, no legal or governmental proceedings are pending to which the Issuer or the Subsidiary Guarantors is a party or to which the property or assets of the Issuer or the Subsidiary Guarantors is subject which seek to restrain, enjoin or prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold to the Initial Purchasers or the consummation of the other transactions contemplated by the Operative Documents.

          (xiv) Neither the Issuer nor any Subsidiary Guarantor is, or immediately after the sale of the Notes to the Initial Purchasers and application of the net proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds" will be, an "investment company" as such term is defined in the Investment Issuer Act of 1940, as amended.

          (xv) No registration under the Act of the Securities is required in connection with the sale of the Securities to the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with Section 8 hereof, and prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act or accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Act,
     (ii) the accuracy and completeness of the Initial Purchasers' representations in Section 8 hereof and those of the Issuer contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchasers and the initial resale thereof, (iii) the due performance by the Initial Purchasers of the agreements set forth in Section 8 hereof and (iv) the accuracy of the representations made by each Accredited Investor who purchased Securities in the initial resale as set forth in the Offering Memorandum.

          (xvi) As of the date hereof, none of the Securities are of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer or any Subsidiary Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (xvii) Neither the sale, issuance, execution or delivery of the Notes nor the application of the net proceeds therefrom as described in the Final Memorandum under the caption "Use of Proceeds" will contravene Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

     At the time the foregoing opinion is delivered, Kirkland & Ellis shall additionally state that it has participated in conferences with officers and other representatives of the Issuer, representatives of the independent public accountants for the Issuer, representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsection (x), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Final Memorandum).

     In rendering the foregoing opinions, Kirkland & Ellis may (i) rely, to the extent such counsel deems proper, upon the representations and certifications of officers of the Issuer and the Subsidiaries or of public officials and (ii) rely as to matters involving the application of laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of New York and the General Corporation law of the State of Delaware, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Initial Purchasers.

     References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

     (b) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

     (c) The Initial Purchasers shall have received from Deloitte & Touche LLP, Independent Auditors, a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers.

     (d) The representations and warranties of the Issuer and the Subsidiary Guarantors contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the Issuer shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

     (e) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

     (f) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), neither the Issuer nor any Subsidiary shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

     (g) The Initial Purchasers shall have received a certificate of the Issuer dated the Closing Date, signed on behalf of the Issuer by its Chairman of the Board, President or Chief Financial Officer, to the effect that:

          (i) The representations and warranties of the Issuer and the Subsidiary Guarantors contained in this Agreement were, on the date of the Purchase Agreement, and are, as of the date hereof, true and correct in all material respects, and the Issuer and the Subsidiary Guarantors have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

          (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

          (iii) The sale of the Securities hereunder has not been enjoined (temporarily or permanently).

     (h) On the Closing Date, the Initial Purchasers shall have received a copy of the Registration Rights Agreement, executed by the Issuer and the Subsidiary Guarantors and (assuming the due execution and delivery by other parties thereto) such agreement shall be in full force and effect at all times from and after the Closing Date.

     All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuer shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

     8. Offering of Securities; Restrictions on Transfer. (a) Each of the Initial Purchasers represents and warrants (as to itself only) that it is a "Qualified Institutional Buyer" (as defined in Rule 144A promulgated under the
Act) (a "QIB"). Each of the Initial Purchasers agrees with the Issuer (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and
(ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (x) persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchasers to be Accredited

Investors that, prior to their purchase of the Securities, deliver to the Initial Purchasers a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); in reliance upon Regulation S under the Act provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum (or, if the Final Memorandum is not in existence, in the most recent Memorandum).

     (b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

     "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

Terms used in this Section 8(b) and not defined in this Agreement have the meanings given to them in Regulation S.

          (c) Each of the Initial Purchasers represents and warrants (as to itself only) that the source of funds being used by it to acquire the Securities does not include the assets of any "employee benefit plan" (within the meaning of Section 3 of ERISA) or any "plan" (within the meaning of Section 4975 of the
Code).

          9. Indemnification and Contribution. (a) The Issuer and the Subsidiary Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their directors, officers, agents and affiliates and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Issuer or based upon written information furnished by or on behalf of the Issuer or the Subsidiary Guarantors filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or

          (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto or any Application, a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers, each such director, officer, agent and affiliate and each such controlling person for any reasonable legal or other reasonable expenses incurred by the Initial Purchasers, such director, officer, agent and affiliate or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Subsidiary Guarantors will not be liable (i) in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Issuer by the Initial

Purchasers specifically for use therein or (ii) with respect to the Preliminary Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchasers sold Securities to a person to whom there was not sent or given, on or prior to the written confirmation of such sale, a copy of the Final Memorandum, as amended and supplemented, if the Issuer shall have previously furnished copies thereof to the Initial Purchasers in accordance with this Agreement and the Final Memorandum, as amended and supplemented, would have corrected any such untrue statement or omission. This indemnity agreement will be in addition to any liability that the Issuer and the Subsidiary Guarantors may otherwise have to the indemnified parties. The Issuer and the Subsidiary Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

     The Initial Purchasers shall not, without the prior written consent of the Issuer, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Issuer and the Subsidiary Guarantors are or could have been a party, or indemnity could have been sought hereunder by the Issuer and the Subsidiary Guarantors, unless such settlement (A) includes an unconditional written release of the Issuer and the Subsidiary Guarantors, in form and substance reasonably satisfactory to the Issuer, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Issuer or the Subsidiary Guarantors.

     (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuer and the Subsidiary Guarantors, their respective directors, officers, agents, affiliates and each person, if any, who controls the Issuer and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuer or any of the Subsidiary Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any Application, or
(ii) the omission or the alleged omission to state therein a material fact in any Memorandum or any amendment or supplement thereto or any Application necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Issuer by such Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Issuer or any of the Subsidiary Guarantors or any such director, officer, agent, affiliate or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

     The Issuer and the Subsidiary Guarantors shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability under paragraph (a) or (b) above unless and to the extent the indemnifying party is materially prejudiced by such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this
Section 9 or the Issuer in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuer and the Subsidiary Guarantors on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Subsidiary Guarantors on the one hand, or such Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuer, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each director, officer and affiliate of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director and officer of the Issuer or any Subsidiary Guarantor, and each person, if any, who controls the Issuer or any Subsidiary Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuer and the Subsidiary Guarantors.

     10. Survival Clause. The representations, warranties, agreements, covenants, indemnities and other statements of the Issuer, the Subsidiary Guarantors, their officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuer, the Subsidiary Guarantors, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 13 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuer given prior to the Closing Date in the event that the Issuer or any of the Subsidiary Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto in all material respects or, if at or prior to the Closing Date:

          (i) either (A) the Issuer or any of the Subsidiary Guarantors shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had a Material Adverse Effect, or (B) there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has had or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Issuer or any Subsidiary Guarantor), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

          (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

          (iii) a banking moratorium shall have been declared by New York or United States authorities;

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

          (v) any securities of the Issuer shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

     (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

     12. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page and in the third, fifth, sixth and seventh paragraphs under the heading "Private Placement" in the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Issuer for the purposes of Sections 2(a) and 9 hereof and the Initial Purchasers confirm that such statements are correct as of the date hereof and as of the Closing Date.

     13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to BT Securities Corporation, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Daniel J. Zubkoff; if sent to the Issuer or the Subsidiary Guarantors, shall be mailed or delivered to the Issuer at 8607 Roberts Drive, Suite 250, Atlanta, Georgia 30350, Attention: David P. Hayford, with a copy to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, Attention: William S. Kirsch.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

     14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer and the Subsidiary Guarantors, if any, and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuer and the Subsidiary Guarantors, if any, contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in
Section 9 of this Agreement shall also be for the benefit of the directors of the Issuer and the Subsidiary Guarantors, if any, their respective directors, officers and any person or persons who control the Issuer within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

     15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuer and the Initial Purchasers.

                              Very truly yours,

                              BWAY CORPORATION



                              By: /s/ David P. Hayford
                                  ---------------------------------
                                  Name: David P. Hayford
                                  Title: Senior Vice President and
                                         Chief Financial Officer


                              BROCKWAY STANDARD (NEW JERSEY), INC.,
                                as guarantor



                              By: /s/ David P. Hayford
                                  ---------------------------------
                                  Name: David P. Hayford
                                  Title: Senior Vice President


                              MILTON CAN COMPANY, INC.,
                                as guarantor


                              By: /s/ David P. Hayford
                                  ---------------------------------
                                  Name: David P. Hayford
                                  Title: Senior Vice President


                              BROCKWAY STANDARD, INC.,
                                as guarantor


                              By: /s/ David P. Hayford
                                  ---------------------------------
                                  Name: David P. Hayford
                                  Title: Senior Vice President

                              MATERIALS MANAGEMENT, INC.,
                                as guarantor


                              By: /s/ Blair G. Schlossberg
                                  -----------------------------------
                                  Name: Blair G. Schlossberg
                                  Title: Secretary


                              BROCKWAY STANDARD (CANADA), INC.,
                                as guarantor


                              By: /s/ David P. Hayford
                                  ------------------------------------
                                  Name: David P. Hayford
                                  Title: Executive Vice President


                              PLATE MASTERS, INC.,
                                as guarantor


                              By: /s/ David P. Hayford
                                  ------------------------------------
                                  Name: David P. Hayford
                                  Title: Vice President


                              BROCKWAY STANDARD (OHIO), INC.,
                                as guarantor


                              By: /s/ David P. Hayford
                                  ------------------------------------
                                  Name: David P. Hayford
                                  Title: Vice President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.


BT SECURITIES CORPORATION,
  as Initial Purchaser



By: /s/ Christina Minnis
    ------------------------------
    Name: Christina Minnis
    Title: Vice President


BEAR, STEARNS & CO. INC.,
  as Initial Purchaser



By: /s/ Tylene J. Elliott
    -------------------------------
    Name: Tylene J. Elliott
    Title: Senior Managing Director


NATIONSBANC CAPITAL MARKETS, INC.,
  as Initial Purchaser



By: /s/ J. Scott Holmes
    -------------------------------
    Name: J. Scott Holmes
    Title: Director

BANKERS TRUST INTERNATIONAL PLC



By: /s/ G. Clempson
    ------------------------------
    Name: G. Clempson
    Title: Director

                                  SCHEDULE I
                                  ----------



                                                                 Principal
                                                                 Amount of
Initial Purchaser                                                  Notes
-----------------                                               ------------

BT Securities Corporation....................................   $ 50,000,000

Bear, Stearns & Co. Inc......................................     25,000,000

NationsBanc Capital Markets, Inc.............................     25,000,000
                                                                ------------
Total........................................................   $100,000,000
                                                                ============